ALLIANCE
                 ----------------------------------------------
                                VARIABLE PRODUCTS
                 ----------------------------------------------
                                   SERIES FUND
                 ----------------------------------------------
                              HIGH YIELD PORTFOLIO
                 ----------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================
LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund High--Yield Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVES

The Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests a substantial portion of its assets in higher-yielding, higher-risk, fixed-income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year and since inception periods ended December 31, 2001

1 Year                                   3.04%
Since Inception (10/97)                 -1.29%

Total returns are based on net asset value (NAV) performance for Class A Shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For the 12-month period ended December 31, 2001, the Portfolio returned 3.04%, placing the Portfolio in the top 20%, relative to its peer group, as measured by the Lipper Variable Annuity Product High Yield Average. The Lipper peer average for the 12-month period returned -2.90%. The Portfolio, however, underperformed the Credit Suisse First Boston High Yield (CSFBHY) Index, which returned 5.80%. Typical of most portfolios measured by Lipper, the Portfolio had a larger percentage of telecommunications bonds and a lower percentage of small, less liquid issuers than the CSFBHY Index. In 2001, telecommunications bonds underperformed the less liquid bonds, resulting in the majority of the difference between the average portfolio and the index. In addition, the Portfolio generally invests in issues that are $150 million in size. As reported by the index, top performers for 2001 were small size issues ($100 million or less), returning 13.44%, followed by issues of $100 to $200 million, returning 11.37% and issues over $200 million, returning 1.04%.

During the reporting period, the Portfolio's overweight position in single B-rated securities and underweighted position in BB-rated securities detracted from performance. Double B-rated securities outperformed B-rated securities by 370 basis points for the year as concerns about the economy led investors to prefer higher quality issuers. At year-end, single B-rated securities represented 47% of the Portfolio versus 42 % for the index. BB-rated and CCC-rated securities represented 18% and 5% of the Portfolio versus 36% and 15% for the index, respectively. The remainder of the Portfolio was held in investment grade securities and cash.

The decision to overweight the cable and wireless telecommunications sectors contributed positively to performance. The forecast for increased demand and industry consolidation was validated in October with the announced acquisition of two high yield companies. AT&T Wireless, an investment grade rated company, acquired Telecorp PCS, Inc. and Tritel PCS, Inc. The Portfolio was underweighted in the technology and aerospace sectors, which also contributed positively to performance.

MARKET REVIEW

For the 12-month period ended December 31, 2001, the high yield sector returned 5.80%, as measured by the CSFBHY Index. Weakness in the equity markets and the troubled telecommunications sector dampened overall returns throughout the year. Investors reacted to the September 11 attacks by selling high yield securities. The default rate--running at 8% annualized for the first half of 2001 and likely to approach 10% for the year--is quite high, reflecting the low financial flexibility of highly leveraged companies.

The best performing industries for the 12-month period included food & drug at 34.06%, retail at 28.54% and food/tobacco at 24.56%. The telecommunications, aerospace and wireless communications sectors were the worst performers, returning -37.57%, -7.32% and 0.08%, respectively. For 2001, with 303 new issues coming to market, the new issue market totaled $87 billion, which more than doubled 2000's total of $41.6 billion. Inflows to high yield mutual funds totaled $7.1 billion.

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

INVESTMENT OUTLOOK

A combination of low interest rates, declining oil prices and fiscal stimulus in 2001 has provided the setting for an economic recovery in the first half of 2002. The U.S. Federal Reserve aggressively lowered interest rates 475 basis points from 6.50% to 1.75% in 2001. However, the latest anticipated package of economic recovery measures failed to pass Congress on December 20, 2001, leaving Congress to adjourn for the year without enacting legislation. We expect U.S. interest rates to begin rising in the second half of the year, particularly in the front end of the yield curve (shorter maturities) as the economy recovers.

The high yield sector should perform well as the economy recovers. Within the high yield sector, we expect single B-rated securities to outperform double B-rated debt. High default rates should moderate as the economy rebounds.

Given our forecast for an improving economy, we expect to move more aggressively into cyclical issuers in sectors such as broadcasting, automotive and packaging once the recovery becomes more visible. We expect to remain involved in the domestic cable and wireless telecommunications sectors given the positive potential for consolidations in these industries. We will continue to manage a well-diversified Portfolio in terms of issuers and industries with single B-rated securities remaining the largest component of the Portfolio.

We appreciate your investment in Alliance High Yield Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Gregory Dube

Gregory Dube
Vice President and Portfolio Manager

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

  High Yield Portfolio
  Credit Suisse First Boston High Yield Index

   [The following table was depicted as a line chart in the printed material.]

Credit Suisse First Boston High Yield Index: $10,588

High Yield Portfolio: $9,472

                      High Yield Portfolio     CS First Boston High Yield Index
-------------------------------------------------------------------------------
     10/31/97*              $10,000                         $10,000
     12/31/97               $10,330                         $10,163
     12/31/98               $ 9,949                         $10,222
     12/31/99               $ 9,692                         $10,557
     12/31/00               $ 9,193                         $10,007
     12/31/01               $ 9,472                         $10,588


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      Credit Suisse First Boston High Yield Index (CSFBHY) is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

--------------------------------------------------------------------------------

* Since closest month-end after Portfolio inception. Inception date for the Portfolio is 10/27/97

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
CORPORATE DEBT
OBLIGATIONS-70.9%
AEROSPACE/DEFENSE-0.5%
Sequa Corp.
   9.00%, 8/01/09 .............................      $       160      $  152,000
                                                                      ----------
AIR TRANSPORTATION-0.6%
Dunlop Standard Aero Holdings
   11.875%, 5/15/09 ...........................              125         126,875
US Airways, Inc.
   10.375%, 3/01/13 ...........................               85          54,557
                                                                      ----------
                                                                         181,432
                                                                      ----------
AUTOMOTIVE-1.2%
Collins & Aikman Products
   10.75%, 12/31/11 (a) .......................              105         106,050
   11.50%, 4/15/06 ............................              105         102,900
Dura Operating Corp.
   9.00%, 5/01/09 .............................              160         151,200
                                                                      ----------
                                                                         360,150
                                                                      ----------
BANKING-0.8%
Cho Hung Bank Co., Ltd.
   11.875%, 4/01/10 (a) .......................              150         164,250
Hanvit Bank
   12.75%, 3/01/10 (a) ........................               70          78,225
                                                                      ----------
                                                                         242,475
                                                                      ----------
BROADCASTING/MEDIA-3.6%
Allbritton Communications Co.
   8.875%, 2/01/08 ............................              120         123,600
Fox Family Worldwide, Inc.
   10.25%, 11/01/07 (b) .......................              150         150,562
   9.25%, 11/01/07 ............................              500         537,500
Mediacom Broadband LLC
   11.00%, 7/15/13 (a) ........................              125         137,813
Paxson Communications Corp.
   10.75%, 7/15/08 (a) ........................              105         110,644
Sinclair Broadcast Group, Inc.
   8.75%, 12/15/11 (a) ........................               75          75,563
                                                                      ----------
                                                                       1,135,682
                                                                      ----------
BUILDING/REAL ESTATE-2.7%
D.R. Horton, Inc.
   8.00%, 2/01/09 .............................              165         164,175
LNR Property Corp.
   10.50%, 1/15/09 ............................              370         376,475
Meritage Corp.
   9.75%, 6/01/11 (a) .........................              120         124,350
Schuler Homes, Inc.
   10.50%, 7/15/11 (a) ........................              180         188,550
                                                                      ----------
                                                                         853,550
                                                                      ----------
CABLE-7.3%
Adelphia Communications Corp.
   10.25%, 6/15/11 ............................              150         150,375
   10.875%, 10/01/10 ..........................              130         133,412
Charter Communications Holdings LLC
   9.625%, 11/15/09 (a) .......................               60          61,050
   10.00%, 5/15/11 (a) ........................              300         306,750
   10.75%, 10/01/09 ...........................              575         609,500
   11.75%, 5/15/11 (b) ........................              445         275,900
EchoStar DBS Corp.
   9.25%, 2/01/06 .............................              300         307,500
   9.375%, 2/01/09 ............................              280         289,800
Innova S. de R.L.
   12.875%, 4/01/07 ...........................              130         123,825
United Pan-Europe
   Communications NV
   Series B
   14.50%, 7/15/08 ............................              265          39,750
                                                                      ----------
                                                                       2,297,862
                                                                      ----------
CHEMICALS-3.5%
Avecia Group Plc
   11.00%, 7/01/09 ............................              315         302,400
Compass Minerals Group, Inc.
   10.00%, 8/15/11 (a) ........................               40          41,800
Ferro Corp.
   9.125%, 1/01/09 ............................               85          87,509
Georgia Gulf Corp.
   10.375%, 11/01/07 ..........................              175         183,750
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09 ...........................              355         342,575
OM Group, Inc.
   9.25%, 12/15/11 (a) ........................              130         131,300
                                                                      ----------
                                                                       1,089,334
                                                                      ----------
COMMUNICATIONS-1.1%
Tritel PCS, Inc.
   12.75%, 5/15/09 (b) ........................              140         119,700
   10.375%, 1/15/11 (a) .......................              190         218,500
                                                                      ----------
                                                                         338,200
                                                                      ----------
COMMUNICATIONS - FIXED-0.2%
McLeod Usa, Inc.
   11.375%, 1/01/09 ...........................               50          11,500
Time Warner Telecom, Inc.
   10.125%, 2/01/11 ...........................               80          64,600
                                                                      ----------
                                                                          76,100
                                                                      ----------
COMMUNICATIONS - MOBILE-9.7%
American Cellular Corp.
   9.50%, 10/15/09 (a) ........................              220         214,500
Dobson/Sygnet Communications
   12.25%, 12/15/08 ...........................              250         268,750
Iridium Capital Corp. LLC
   14.00%, 7/15/05 (c) ........................              550          27,500
Microcell Telecommunications, Inc.
   14.00%, 6/01/06 ............................              260         222,950

                                          Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
Nextel Communications, Inc.
   9.95%, 2/15/08 (b) .........................      $       280      $  193,200
   10.65%, 9/15/07 (b) ........................              120          92,100
   5.25%, 1/15/10 .............................              200         121,750
   9.375%, 11/15/09 ...........................              290         229,825
Nextel International, Inc.
   12.75%, 8/01/10 ............................               80           6,800
Nextel Partners, Inc.
   11.00%, 3/15/10 ............................              135         109,688
   12.50%, 11/15/09 (a) .......................              160         140,800
Rogers Wireless
   Communications, Inc.
   9.625%, 5/01/11 (a) ........................               60          62,100
TeleCorp PCS, Inc.
   10.625%, 7/15/10 ...........................              250         291,250
   11.625%, 4/15/09 (b) .......................              405         354,375
Triton PCS, Inc.
   8.75%, 11/15/11 (a) ........................              155         155,000
   11.00%, 5/01/08 (b) ........................              220         200,200
Voicestream Wireless Co.
   10.375%, 11/15/09 ..........................              292         332,880
                                                                      ----------
                                                                       3,023,668
                                                                      ----------
CONGLOMERATES-0.1%
Netia Holdings BV
   11.25%, 11/01/07 (b) (c) ...................              125          20,625
                                                                      ----------
CONSUMER MANUFACTURING-0.7%
Pennzoil-Quaker State Co.
   10.00%, 11/01/08 (a) .......................              115         120,175
Playtex Products, Inc.
   9.375%, 6/01/11 (a) ........................               85          90,100
                                                                      ----------
                                                                         210,275
                                                                      ----------
CORPORATE-1.3%
Lyondell Chemical Co.
   9.50%, 12/15/08 (a) ........................               50          49,500
   9.625%, 5/01/07 ............................              100         101,250
   10.875%, 5/01/09 ...........................              270         250,425
                                                                      ----------
                                                                         401,175
                                                                      ----------
ENERGY-2.6%
Chesapeake Energy Corp.
   8.125%, 4/01/11 (a) ........................              125         121,875
Dresser, Inc.
   9.375%, 4/15/11 (a) ........................               60          61,500
EOTT Energy Partners LP
   11.00%, 10/01/09 ...........................              115         114,425
Grey Wolf, Inc.
   8.875%, 7/01/07 ............................               60          58,800
Lone Star Technologies, Inc.
   9.00%, 6/01/11 (a) .........................              105          88,725
PG&E National Energy Group
   10.375%, 5/16/11 (a) .......................              180         190,135
Pride International, Inc.
   9.375%, 5/01/07 ............................               60          63,450
Range Resources Corp.
   8.75%, 1/15/07 (a) .........................               65          62,075
Tesoro Petroleum Corp.
   9.625%, 11/01/08 (a) .......................               65          67,762
                                                                      ----------
                                                                         828,747
                                                                      ----------
ENTERTAINMENT & LEISURE-1.1%
Six Flags, Inc.
   9.50%, 2/01/09 (a) .........................              175         176,969
   9.75%, 6/15/07 .............................              100         102,000
   10.00%, 4/01/08 (b) ........................               85          72,887
                                                                      ----------
                                                                         351,856
                                                                      ----------
FINANCIAL-2.2%
Conseco, Inc.
   8.75%, 2/09/04 .............................              155          72,075
Finova Group, Inc.
   7.50%, 11/15/09 ............................              430         182,750
Intrawest Corp.
   10.50%, 2/01/10 ............................              225         226,406
iStar Financial, Inc.
   8.75%, 8/15/08 .............................              180         180,348
Markel Capital Trust I
   8.71%, 1/01/46 .............................               65          42,003
                                                                      ----------
                                                                         703,582
                                                                      ----------
FOOD/BEVERAGE-0.3%
Del Monte Corp.
   9.25%, 5/15/11 (a) .........................               50          52,250
DIMON, Inc.
   9.625%, 10/15/11 (a) .......................               35          36,225
                                                                      ----------
                                                                          88,475
                                                                      ----------
GAMING-3.8%
Argosy Gaming Co.
   9.00%, 9/01/11 .............................               70          73,500
Boyd's Gaming Corp.
   9.25%, 8/01/09 (a) .........................              145         148,625
Mandalay Resort Group
   10.25%, 8/01/07 ............................              195         203,287
MGM Mirage, Inc.
   8.375%, 2/01/11 ............................              175         173,688
Mohegan Tribal Gaming
   Authority
   8.375%, 7/01/11 (a) ........................              115         119,025
Park Place Entertainment Corp.
   9.375%, 2/15/07 ............................              300         314,250
Sun International Hotels, Ltd.
   8.875%, 8/15/11 (a) ........................              170         161,075
                                                                      ----------
                                                                       1,193,450
                                                                      ----------
HEALTHCARE-3.3%
Concentra Operating Corp.
   13.00%, 8/15/09 ............................              215         231,125
HCA-The Healthcare Co.
   7.875%, 2/01/11 ............................              305         312,625
Iasis Healthcare Corp.
   13.00%, 10/15/09 ...........................              245         265,825

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                     Shares or
                                                     Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
Triad Hospitals, Inc.
   8.75%, 5/01/09 (a) .........................      $        65     $   68,088
   11.00%, 5/15/09 ............................               70         77,000
Vanguard Health Systems, Inc.
   9.75%, 8/01/11 (a) .........................               60         63,300
                                                                     ----------
                                                                      1,017,963
                                                                     ----------
HOME FURNISHINGS-0.3%
Sealy Mattress Co.
   9.875%, 12/15/07 (a) .......................               80         80,400
                                                                     ----------
HOTEL/LODGING-2.6%
Extended Stay America, Inc.
   9.875%, 6/15/11 (a) ........................              135        140,063
Felcor Lodging LP
   8.50%, 6/01/11 (a) .........................               35         33,775
   9.50%, 9/15/08 (a) .........................              115        115,862
Host Marriott LP
   9.25%, 10/01/07 ............................              190        190,238
   9.50%, 1/15/07 (a) .........................              165        166,031
Meristar Hospitality
   10.50%, 6/15/09 (a) ........................               75         75,375
Vail Resorts, Inc.
   8.75%, 5/15/09 (a) .........................               95         92,625
                                                                     ----------
                                                                        813,969
                                                                     ----------
INDUSTRIAL-3.6%
Airgas, Inc.
   9.125%, 10/01/11 (a) .......................               60         63,600
Amtrol, Inc.
   10.625%, 12/31/06 ..........................              145        118,175
Applied Extrusion
   Technologies, Inc.
   10.75%, 7/01/11 (a) ........................              180        192,600
Flowserve Corp.
   12.25%, 8/15/10 ............................              120        134,400
LIN Holdings Co.
   10.00%, 3/01/08 ............................              285        178,125
Resolution Performance
   Products LLC
   13.50%, 11/15/10 (a) .......................               30         32,850
   13.50%, 11/15/10 ...........................              100        109,500
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08 (c)(e) .....................               67         39,999
Russell-Stanley
   Holdings, Inc. (c) .........................           10,000             -0-
Service Corp. International
   6.00%, 12/15/05 ............................              105         91,875
   6.30%, 3/15/03 .............................               10          9,650
   6.50%, 3/15/08 .............................               55         47,025
   7.70%, 4/15/09 .............................              125        110,625
                                                                     ----------
                                                                      1,128,424
                                                                     ----------
MINING & METALS-0.5%
Commonwealth Industries, Inc.
   10.75%, 10/01/06 ...........................                5          5,000
Republic Technologies International
   13.75%, 7/15/09 (c) ........................              500         35,000
   warrants, expiring
   7/15/09 (a)(d) .............................              500              5
United States Steel LLC
   10.75%, 8/01/08 (a) ........................              125        117,500
                                                                     ----------
                                                                        157,505
                                                                     ----------
PAPER/PACKAGING-3.2%
Doman Industries, Ltd.
   12.00%, 7/01/04 ............................               65         58,175
Owens-Illinois, Inc.
   7.80%, 5/15/18 .............................               85         73,950
   7.85%, 5/15/04 .............................               85         82,875
Plastipak Holdings, Inc.
   10.75%, 9/01/11 (a) ........................              180        189,900
Pliant Corp.
   warrants, expiring
   6/01/10 (a)(d) .............................               50             88
Riverwood International Corp.
   10.625%, 8/01/07 ...........................              150        156,750
Stone Container Corp.
   9.25%, 2/01/08 (a) .........................               70         74,200
   9.75%, 2/01/11 (a) .........................              335        357,612
                                                                     ----------
                                                                        993,550
                                                                     ----------
PETROLEUM PRODUCTS-0.5%
Frontier Oil Corp.
   11.75%, 11/15/09 ...........................              150        159,750
                                                                     ----------
PUBLIC UTILITIES - ELECTRIC & GAS-4.5%
AES Corp.
   8.875%, 2/15/11 ............................               95         77,900
   9.375%, 9/15/10 (a) ........................              215        194,575
Calpine Canada Energy Finance
   8.50%, 5/01/08 .............................              515        471,587
Calpine Corp.
   8.625%, 8/15/10 ............................               75         68,230
CMS Energy Corp.
   8.50%, 4/15/11 .............................               90         90,083
Mission Energy Holding Co.
   13.50%, 7/15/08 (a) ........................              170        186,150
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09 ...........................              200        214,257
South Point Energy Center LLC
   9.825%, 5/30/19 (a) ........................              115        100,050
                                                                     ----------
                                                                      1,402,832
                                                                     ----------
RETAIL-1.6%
Advance Stores Co., Inc.
   10.25%, 4/15/08 (a) ........................              135        137,025
Jostens, Inc.
   12.75%, 5/01/10 ............................              185        204,425
   warrants, expiring
   5/01/10 (a)(d) .............................              200          4,050
Rite Aid Corp.
   11.25%, 7/01/08 (a) ........................              170        167,450
                                                                     ----------
                                                                        512,950
                                                                     ----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                     Shares or
                                                     Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
SERVICES-5.4%
Allied Waste North America, Inc.
   8.50%, 12/01/08 (a) ........................      $       150     $   150,000
   8.875%, 4/01/08 (a) ........................              180         186,300
   10.00%, 8/01/09 ............................              635         657,225
Avis Rent a Car, Inc.
   11.00%, 5/01/09 ............................              250         266,250
Intertek Finance Plc
   10.25%, 11/01/06 ...........................               65          65,325
Iron Mountain, Inc.
   8.625%, 4/01/13 ............................              135         141,075
Loewen Group W. I
   11.00%, 1/30/09 ............................               80          81,200
   12.25%, 1/30/12 ............................               80          87,000
Stewart Enterprises, Inc.
   10.75%, 7/01/08 (a) ........................               50          54,750
                                                                     -----------
                                                                       1,689,125
                                                                     -----------
SUPERMARKET/DRUG-0.6%
Fleming Cos., Inc.
   10.50%, 12/01/04 ...........................              120         119,100
Ingles Markets, Inc.
   8.875%, 12/01/11 (a) .......................               80          79,000
                                                                     -----------
                                                                         198,100
                                                                     -----------
TECHNOLOGY-1.5%
Fairchild Semiconductor Corp.
   10.125%, 3/15/07 ...........................              225         231,750
   10.50%, 2/01/09 ............................              100         106,750
Filtronic Plc
   10.00%, 12/01/05 ...........................              160         144,800
                                                                     -----------
                                                                         483,300
                                                                     -----------
Total Corporate Debt Obligations
   (cost $23,376,015) .........................                       22,186,506
                                                                     -----------
PREFERRED STOCKS-4.4%
CABLE-1.9%
CSC Holdings, Inc. (e) ........................            5,727         605,630
                                                                     -----------
COMMUNICATIONS - FIXED-0.9%
Global Crossing Holdings, Ltd.
   10.50%, 6/01/02 (e) ........................            5,263           6,578
Intermedia Communication
   13.50%, 3/31/09 (e) ........................              258         267,835
                                                                     -----------
                                                                         274,413
                                                                     -----------
COMMUNICATIONS - MOBILE-0.8%
Nextel Communications, Inc.
   11.125%, 2/15/03 (e) .......................              482         245,820
                                                                     -----------
FINANCIAL-0.8%
Sinclair Broadcast Group, Inc.
   11.625% (e) ................................              250          25,188
Sovereign Real Estate Investor Trust
   12.00%, 8/29/49 (a)(e) .....................              215         213,387
                                                                     -----------
                                                                         238,575
                                                                     -----------
Total Preferred Stocks
   (cost $1,911,527) ..........................                        1,364,438
                                                                     -----------
SOVEREIGN DEBT OBLIGATIONS-1.2%
Russian Federation
   5.00%, 3/31/30 (b) .........................              250         145,312
United Mexican States
   11.375%, 9/15/16 (a) .......................              190         233,510
                                                                     -----------
Total Sovereign Debt Obligations
   (cost $363,043) ............................                          378,822
                                                                     -----------
SHORT-TERM INVESTMENT-21.7%
TIME DEPOSIT-21.7%
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $6,792,000) ..........................            6,792       6,792,000
                                                                     -----------
TOTAL INVESTMENTS-98.2%
   (cost $32,442,585) .........................                       30,721,766
Other assets less
   liabilities-1.8% ...........................                          561,614
                                                                     -----------
NET ASSETS-100% ...............................                      $31,283,380
                                                                     ===========

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2001, the aggregate market value of these securities amounted to $7,433,382 or 23.8% of net assets.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)   Security is in default and is non-income producing.

(d)   Non-income producing security.

(e)   PIK (Paid-in-kind) preferred quarterly stock payments.

      See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $32,442,585) .....    $ 30,721,766
   Cash .......................................................          64,028
   Dividend and interest receivable ...........................         575,964
   Receivable for capital stock sold ..........................         124,890
   Receivable for investment securities sold ..................          26,963
                                                                   ------------
   Total assets ...............................................      31,513,611
                                                                   ------------
LIABILITIES
   Payable for investment securities purchased ................         167,925
   Advisory fee payable .......................................           8,521
   Accrued expenses ...........................................          53,785
                                                                   ------------
   Total liabilities ..........................................         230,231
                                                                   ------------
NET ASSETS ....................................................    $ 31,283,380
                                                                   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................    $      4,168
   Additional paid-in capital .................................      43,605,080
   Undistributed net investment income ........................       2,123,305
   Accumulated net realized loss on investment
     and foreign currency transactions ........................     (12,728,354)
   Net unrealized depreciation of investments .................      (1,720,819)
                                                                   ------------
                                                                   $ 31,283,380
                                                                   ============
Class A Shares
   Net assets .................................................    $ 31,283,380
                                                                   ============
   Shares of capital stock outstanding ........................       4,168,178
                                                                   ============
   Net asset value per share ..................................    $       7.51
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements

HIGH-YIELD PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ...................................................    $  2,322,699
   Dividends ..................................................         101,009
                                                                   ------------
   Total investment income ....................................       2,423,708
                                                                   ------------
EXPENSES
   Advisory fee ...............................................         201,314
   Custodian ..................................................          84,864
   Administrative .............................................          69,000
   Audit and legal ............................................          25,987
   Printing ...................................................          17,894
   Directors' fees ............................................           1,433
   Transfer agency ............................................             946
   Miscellaneous ..............................................           3,236
                                                                   ------------
   Total expenses .............................................         404,674
   Less: expenses waived and reimbursed (see Note B) ..........        (149,676)
                                                                   ------------
   Net expenses ...............................................         254,998
                                                                   ------------
   Net investment income ......................................       2,168,710
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions ...............      (2,876,188)
   Net realized loss on foreign currency transactions .........            (760)
   Net change in unrealized appreciation/depreciation
     of investments ...........................................       1,321,559
                                                                   ------------
   Net loss on investment and foreign currency transactions ...      (1,555,389)
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................    $    613,321
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                            Year Ended       Year Ended
                                                                           December 31,     December 31,
                                                                                2001             2000
                                                                           =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................................   $   2,168,710    $   2,030,394
   Net realized loss on investment and foreign currency transactions ...      (2,876,948)      (1,507,434)
   Net change in unrealized appreciation/depreciation of investments ...       1,321,559       (1,719,323)
                                                                           -------------    -------------
   Net increase (decrease) in net assets from operations ...............         613,321       (1,196,363)
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...........................................................      (2,037,954)      (2,056,687)
CAPITAL STOCK TRANSACTIONS
   Net increase ........................................................      10,375,324        1,018,904
                                                                           -------------    -------------
   Total increase (decrease) ...........................................       8,950,691       (2,234,146)
NET ASSETS
   Beginning of period .................................................      22,332,689       24,566,835
                                                                           -------------    -------------
   End of period (including undistributed net investment income of
     $2,123,305 and $1,985,751, respectively) ..........................   $  31,283,380    $  22,332,689
                                                                           =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The High-Yield Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high-yielding, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P Duff & Phelps or Fitch or, if unrated of comparable quantity. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2001, the Portfolio had only Class A shares outstanding.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign ex change gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of in vestments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment trans actions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio, with multi-class shares outstanding, are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate

HIGH-YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                              Alliance Variable Products Series Fund
================================================================================

interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, merger transactions and recognition of bond premium, resulted in a net increase in undistributed net investment income, and net increase in accumulated net realized loss on investment and foreign currency transactions and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.

7. Change in Accounting Principle

As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $9,821 reduction in cost of investments and a corresponding $9,821 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $17,517, decrease net unrealized depreciation of investments by $3,388, and decrease net realized loss on investment transactions by $14,129. The statement of changes in net assets and financial highlights for prior periods have not been re stated to reflect this change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, such waivers/reimbursements amounted to $149,676.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $946 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year

                                         Alliance Variable Products Series Fund
================================================================================

may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations ............................           $ 27,368,698
U.S. government and agencies ...........................                     -0-
Sales:
Stocks and debt obligations ............................           $ 20,984,442
U.S. government and agencies ...........................                     -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $32,487,306. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ..........................           $  1,015,684
Gross unrealized depreciation ..........................             (2,781,224)
                                                                   ------------
Net unrealized depreciation ............................           $ (1,765,540)
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is

HIGH-YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                              Alliance Variable Products Series Fund
================================================================================

subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                      2001               2000
                                                   ==========         ==========
Distributions paid from:
   Ordinary income .......................         $2,037,954         $2,056,687
                                                   ----------         ----------
Total taxable distributions ..............          2,037,954          2,056,687
                                                   ----------         ----------
Total distributions paid .................         $2,037,954         $2,056,687
                                                   ==========         ==========

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................        $  2,136,514
                                                                ------------
Accumulated earnings ...................................           2,136,514
Accumulated capital and other losses ...................         (12,696,842)(a)
Unrealized appreciation/(depreciation) .................          (1,765,540)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(12,325,868)
                                                                ============

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $12,662,655 of which $63,971 expires in the year 2006, $3,933,459 expires in the year 2007, $5,774,960 expires in the year 2008, and $2,890,265 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust High Income Portfolio, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses of $34,187.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

                                         Alliance Variable Products Series Fund
================================================================================

NOTE F: Capital Stock

There are 500,000,000 Class A shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                       ------------------------------    ------------------------------
                                                  SHARES                            AMOUNT
                                       ------------------------------    ------------------------------
                                        Year Ended       Year Ended       Year Ended       Year Ended
                                        December 31,     December 31,     December 31,     December 31,
                                           2001             2000             2001             2000
                                       =============    =============    =============    =============
Class A
Shares sold ........................       1,898,761          576,169    $  14,804,355    $   4,989,359
Shares issued in
   connection with acquisition
   of Brinson Series Trust
   High Income Portfolio ...........          82,390               -0-         604,121               -0-
Shares issued in reinvestment of
   dividends .......................         268,152          250,510        2,037,954        2,056,687
Shares redeemed ....................        (903,663)        (691,158)      (7,071,106)      (6,027,142)
                                       -------------    -------------    -------------    -------------
Net increase .......................       1,345,640          135,521    $  10,375,324    $   1,018,904
                                       =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE I: Acquisition of Brinson Series Trust High Income Portfolio

On October 26, 2001, the Portfolio acquired all of the assets and liabilities, of the Brinson Series Trust High Income Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust High Income Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 82,390 shares of the Portfolio for 79,463 shares of Brinson Series Trust High Income Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust High Income Portfolio immediately before the acquisition were $28,122,652 and $604,121 (including $2,248 net unrealized depreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $28,726,773.

HIGH-YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        -----------------------------------------------------------------------
                                                                                      CLASS A
                                                        -----------------------------------------------------------------------
                                                                                                                    October 27,
                                                                         Year Ended December 31,                   1997 (b) to
                                                        -------------------------------------------------------    December 31,
                                                         2001 (a)         2000           1999           1998           1997
                                                        ==========     ==========     ==========     ==========     ==========
Net asset value, beginning of period ................   $     7.91     $     9.14     $     9.94     $    10.33     $    10.00
                                                        ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (c)(d) ........................          .63            .74            .91           1.03            .13
Net realized and unrealized gain (loss)
   on investment and foreign currency transactions ..         (.38)         (1.18)         (1.16)         (1.41)           .20
                                                        ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset
   value from operations ............................          .25           (.44)          (.25)          (.38)           .33
                                                        ----------     ----------     ----------     ----------     ----------
Less: Dividends
Dividends from net investment income ................         (.65)          (.79)          (.55)          (.01)            -0-
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ......................   $     7.51     $     7.91     $     9.14     $     9.94     $    10.33
                                                        ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on
   net asset value (e) ..............................         3.04%         (5.15)%        (2.58)%        (3.69)%         3.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........   $   31,283     $   22,333     $   24,567     $   16,910     $    1,141
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ......          .95%           .95%           .95%           .95%           .95%(f)
   Expenses, before waivers and reimbursements ......         1.51%          1.42%          1.40%          1.80%          8.26%(f)
   Net investment income (c) ........................         8.08%          8.68%          9.72%          9.77%          7.28%(f)
Portfolio turnover rate .............................           95%           175%           198%           295%             8%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share and decrease the ratio of net investment income to average net assets from 8.14% to 8.08%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Commencement of operations.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d)   Based on average shares outstanding.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
High Yield Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the High Yield Portfolio ("the Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP

New York, New York
February 12, 2002

HIGH YIELD PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1)   Member of the Audit Committee.

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND                    OTHER
     NAME, ADDRESS,                         PRINCIPAL                                   COMPLEX                DIRECTORSHIPS
    AGE OF DIRECTOR                        OCCUPATION(S)                              OVERSEEN BY                 HELD BY
  (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                             DIRECTOR                  DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and                   113                      None
1345 Avenue of the Americas,     a Director of ACMC, with which he has
New York, NY 10105 (12)          been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and                  88                 Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the Equitable                                 BP Amoco Corp.
Stamford, CT 06903 (10)          Life Assurance Society of the United States;
                                 Chairman and Chief Executive Officer
                                 of Evlico; a Director of Avon, Tandem
                                 Financial Group and Donaldson, Lufkin
                                 & Jenrette Securities  Corporation. She is
                                 currently a Director of Ecolab Incorporated
                                 (specialty chemicals) and BP Amoco
                                 Corporation (oil and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December 1994,              94                       None
P.O. Box 167,                    Senior Vice President of ACMC responsible
Spring Lake, New Jersey          for mutual fund administration. Prior to joining
07762 (12)                       ACMC in 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior
                                 to that, Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the Board             91                       None
P.O. Box 12,                     of Save Venice, Inc. (preservation organization).
Annandale, New York              Formerly a Senior Advisor from June 1999-
12504 (10)                       June 2000 and President from December 1989-
                                 May 1999 of Historic Hudson Valley
                                 (historic preservation). Previously,
                                 Director of the National Academy of
                                 Design. During 1988-92, Director and
                                 Chairman of the Audit Committee of
                                 ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

                                                                                      PORTFOLIOS
                                                                                        IN FUND                    OTHER
     NAME, ADDRESS,                         PRINCIPAL                                   COMPLEX                DIRECTORSHIPS
    AGE OF DIRECTOR                        OCCUPATION(S)                              OVERSEEN BY                 HELD BY
  (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                             DIRECTOR                  DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+ 69,    Investment Adviser and an independent                    110                      None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of
                                 New York and, prior thereto, Chief
                                 Investment Officer of the New York
                                 Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill                  91                Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,                103                      None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

   NAME, ADDRESS*               POSITION(S) HELD                          PRINCIPAL OCCUPATION
      AND AGE                      WITH FUND                             DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 56              Chairman & President          See biography above.

Kathleen A. Corbet, 42          Senior Vice President         Executive Vice President of ACMC, with which she has
                                                              been associated since prior to 1997.

Alfred L. Harrison, 64          Senior Vice President         Vice Chairman of ACMC, with which he has been
                                                              associated since prior to 1997.

Wayne D. Lyski, 60              Senior Vice President         Executive Vice President of ACMC, with which he has
                                                              been associated with since prior to 1997.

Gregory Dube, 47                Vice President                Senior Vice President and Head of the Global High
                                                              Yield Group of ACMC with which he has been associated
                                                              since 1998. Prior thereto, he was a member of Lazard
                                                              Freres' Fixed Income Group since prior to 1997.

Michael A. Snyder, 39            Vice President               Senior Vice President of ACMC since May, 2001. Prior
                                                              thereto he was a Managing Director in the high yield
                                                              asset management group at Donaldson, Lufkin & Jenrette
                                                              Corporation from 1998 to 2001, and a Managing Director
                                                              at Bear Stearns & Co. from 1997 to 1998.

Edmund P. Bergan, Jr., 51       Secretary                     Senior Vice President and the General Counsel of
                                                              Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                              Global Investor Services Inc. ("AGIS"), with which
                                                              he has been associated since prior to 1997.

Mark D. Gersten, 51             Treasurer and                 Senior Vice President of AGIS, with which he has been
                                Chief Financial Officer       associated since prior to 1997.

Thomas R. Manley, 50            Controller                    Vice President of ACMC, with which he has been associated
                                                              since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.